Exhibit 99.1

Website Pros Reports Third Quarter 2007 Financial Results

JACKSONVILLE, FL — November 6, 2007 — Website Pros, Inc. (Nasdaq: WSPI), a leading provider of Web and marketing services for small and medium-sized businesses, today announced results of operations for the quarter ended September 30, 2007.  The financial results below do not include results for Web.com, which was acquired on September 30, 2007.

Summary of Third Quarter 2007 Results:

•                  Total revenue for the third quarter was a record $17.8 million, an increase of 48% compared to $12.0 million year-over-year.

•                  GAAP operating income, determined in accordance with generally accepted accounting principles (GAAP), for the third quarter was $0.8 million, compared to $0.7 million year-over-year.

•                  GAAP net income for the third quarter was $0.4 million compared to $1.4 million year-over-year.  Fully diluted GAAP earnings per share were $0.02 per share for the third quarter of 2007 compared to $0.07 per share year-over-year.  GAAP net income and GAAP earnings per share in the third quarter included approximately $2.5 million in non-cash or non-recurring expenses, including an income tax provision of $0.94 million, pre-tax non-cash stock compensation of $0.9 million, pre-tax amortization of acquisition intangibles of $0.4 million, and pre-tax non-recurring restructuring charges of $0.24 million, compared to an income tax provision of $0, pre-tax non-cash stock compensation of $0.56 million, pre-tax amortization of acquisition intangibles of $0.18 million, and pre-tax non-recurring restructuring charges of $0 in the third quarter of 2006.

•                  Non-GAAP operating income for the third quarter was a record $2.4 million, representing a 14% non-GAAP operating margin, and an increase of 74% compared to $1.4 million year-over-year.

•                  Non-GAAP net income for the third quarter was a record $2.9 million, an increase of 39% as compared to $2.1 million year-over-year.

•                  Non-GAAP diluted net income per share for the third quarter was a record $0.15, an increase of 36% from $0.11 year-over-year.

“Our third quarter results were highlighted by solid revenue growth and better-than-expected non-GAAP diluted net income per share, marking the 9th consecutive quarter that profitability has met or exceeded our guidance,” stated David Brown, Chairman and CEO of Website Pros. “Equally important, we believe the addition of Web.com creates a clear market leader with a large customer base, powerful and growing brands and an-industry leading array of technology solutions to service the growing base of approximately 27 million small businesses in the United States alone.  The market for serving the broad Internet solution needs of the small business market is highly fragmented, and we believe the combination of Website Pros and Web.com positions us well to emerge as the ultimate market winner.”

“As a result of the merger, Web.com did not report financials for the third quarter; however it is important to note that for the fifth consecutive quarter, Web.com continued revenue and subscriber growth driven by both direct marketing and partnerships,” stated Jeff Stibel, President of Website Pros.  “Looking ahead, we maintain our optimism for the combined company and will continue to identify growth prospects from both inside and outside the new company.”

Other Financial Highlights:

•                  On a stand-alone basis, Website Pros’ total net subscribers were approximately 82,000 at the end of the third quarter, an increase from approximately 80,700 at the end of the second quarter of 2007.  Including Web.com’s subscribers, the total number of net subscribers for the combined company was approximately 255,000 at the end of the third quarter 2007.

•                  Churn was 5.2%, down from 6.2% on a year-over-year basis and up from 4.8% in the previous quarter.

•                  On September 30, 2007, Website Pros completed its transaction with Web.com pursuant to the Merger Agreement between the companies dated June 26, 2007.

Conference Call Information

Management will host a conference call to discuss Website Pros’ results and other matters related to the Company’s business today, November 6, 2007, at 5:00 p.m. (Eastern Time). To access this call, dial 888-663-2242 (domestic) or 913-312-1270 (international). A replay of this conference call will be available for a limited time at 888-203-1112 (domestic) or 719-457-0820 (international). The replay passcode is 1211438. A webcast of this conference call will also be available for a limited time on the “Investor Relations” page of the Company’s Web site, www.websitepros.com.

All per share numbers for non-GAAP net income per share are expressed on a weighted-average diluted per share basis. Non-GAAP net income excludes stock-based compensation expense, amortization expense related to acquisitions, income tax expense, and includes an estimated cash tax rate to be paid during 2007.  A reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in the press release.  An explanation of these measures is also included below under the heading “Use of Non-GAAP Financial Measures.”

About Website Pros

Website Pros, Inc. (NASDAQ : WSPI) is a leading provider of Do-It-For-Me and Do-It-Yourself website building tools, Internet marketing, lead generation and technology solutions that enable small and medium-sized businesses to maintain an effective Internet presence. Website Pros offers a full range of Web services, including website design and publishing, Internet marketing and advertising, search engine optimization, lead generation, home contractor specific leads and shopping cart solutions, meeting the needs of these businesses anywhere along their lifecycles - from those just establishing a Web presence to more sophisticated online eCommerce sites. For more information on the company, please visit http://www.websitepros.com or http://www.web.com or call 1-800-GETSITE.

Note to Editors: Website Pros and Web.com are registered trademarks of Website Pros, Inc.

Use of Non-GAAP Financial Measures

Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G.  Website Pros believes presenting non-GAAP net income attributable to common stockholders and non-GAAP net income per share attributable to common stockholders and non-GAAP operating margin is useful to investors, because it describes the operating performance of the company and helps investors gauge the company’s ability to generate cash flow, excluding some recurring charges that are included in the most directly comparable measures calculated and presented in accordance with GAAP.  Company management uses these non-GAAP measures as important indicators of the company’s past performance and to plan and forecast performance in future periods.  The non-GAAP financial information Website Pros presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP.

Forward-Looking Statements

This press release includes certain “forward-looking statements” that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts.  These statements are sometimes identified by words such as “may,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. As a result of the ultimate outcome of such risks and uncertainties, Website Pros’ actual results could differ materially from those anticipated in these forward-looking statements.  These statements are based on our current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including without limitation our ability to integrate the Website Pros and Web.com businesses, our ability to maintain our sales efficiency, our ability to maintain our existing, and develop new, strategic relationships, the number of our net subscriber additions and, our monthly customer turnover and those risks set forth under the caption “Risk Factors” in Website Pros’ Annual  Report on Form 10-K for the year ended December 31, 2006 and in Website Pros’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission. These filings are available on a Website maintained by the Securities and Exchange Commission at www.sec.gov.  Website Pros does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

Contact:

Peter Delgrosso
Website Pros, Inc.

404-260-2500

investor@corp.web.com

Source:  Website Pros

Website Pros, Inc.

Consolidated Statements of Operations

(in thousands except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

Revenue:
Subscription	$16,820	$11,272	$48,006	$31,881
License	383	442	2,095	2,531
Professional services	613	325	1,539	1,277
Total revenue	17,816	12,039	51,640	35,689

Cost of revenue (excluding depreciation and amortization shown separately below):
Subscription (a)	7,124	4,859	21,225	13,945
License	190	190	667	672
Professional services	347	333	947	1,044
Total cost of revenue	7,661	5,382	22,839	15,661

Gross profit	10,155	6,657	28,801	20,028

Operating expenses:
Sales and marketing (a)	4,202	2,972	12,413	8,651
Research and development (a)	915	479	2,637	1,468
General and administrative (a)	3,271	2,194	9,348	6,993
Restructuring charges	242	—	242	—
Depreciation and amortization	719	339	2,113	1,042
Total operating expenses	9,349	5,984	26,753	18,154
Income from operations	806	673	2,048	1,874

Other income (expense):
Interest, net	528	710	1,539	1,887
Other	—	—	—	—
Income before income taxes	1,334	1,383	3,587	3,761
Income tax expense	(942)	—	(2,011)	—
Net income	$392	$1,383	$1,576	$3,761

Net income per common share
Basic	$0.02	$0.08	$0.09	$0.23
Diluted	$0.02	$0.07	$0.08	$0.19
Weighted-average number of shares used in per share amounts:
Basic	17,989	16,846	17,603	16,663
Diluted	19,944	19,335	19,768	19,340

(a) Stock based compensation included above:
Subscription (cost of revenue)	$57	$33	$168	$90
Sales and marketing	175	88	508	234
Research and development	67	54	206	141
General and administration	618	385	1,718	902
Total	$917	$560	$2,600	$1,367

Website, Pros, Inc.

Consolidated Balance Sheets

(in thousands except per share data)

	September 30, 2007	December 31, 2006

Assets
Current assets:
Cash and cash equivalents	$56,622	$42,155
Restricted cash	304	—
Accounts receivable, net of allowance $729 and $280, respectively	7,059	4,202
Other receivables	1,445	—
Inventories net of reserves of $65 and $48, respectively	30	69
Prepaid expenses	4,398	616
Prepaid marketing fees and other current assets	1,029	986
Deferred taxes	531	531
Total current assets	71,418	48,559

Restricted cash	6,438	—
Property and equipment net	7,460	2,337
Goodwill	109,800	31,587
Intangible assets, net	63,900	7,590
Other assets	771	618
Non-current deferred taxes	794	2,669
Total assets	$260,581	$93,360

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,545	$920
Accrued expenses	10,574	2,581
Accrued merger costs	25,911	—
Accrued restructuring costs	13,550	—
Deferred revenue	9,215	4,594
Accrued marketing fees	647	681
Notes payable, current	2,070	95
Obligations under capital lease, current	—	52
Other liabilities	159	102
Total current liabilities	64,671	9,025

Accrued rent expense	126	158
Deferred revenue	115	—
Notes payable, long term	457	162
Obligations under capital leases, long term	—	32
Other long term liabilities	749	27
Total liabilities	66,118	9,404

Stockholders’ equity
Common stock, $0.001 par value; 150,000,000 shares authorized at September 30, 2007 and December 31,2006; 27,210,405 shares and 17,331,626 shares issued and outstanding at June 30, 2007 and December 31, 2006, respectively.	27	17
Additional paid-in capital	252,022	143,101

Accumulated deficit	(57,586)	(59,162)
Total stockholders’ equity	194,463	83,956

Total liabilities and stockholders’ equity	$260,581	$93,360

Website, Pros, Inc.

Reconciliation of GAAP to Pro Forma Results

(in thousands except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Reconciliation of GAAP net income attributable to common stockholders to non-GAAP pro forma net income
GAAP Net income	$392	$1,383	$1,576	$3,761
Amortization of intangibles	448	176	1,322	418
Income tax expense	942	—	2,011	—
Cash income tax expense	(38)	—	(92)	—
Fair value adjustment to deferred revenue	32	—	105	—
Restructuring charges	242	—	242	—
Stock based compensation	917	560	2,600	1,367
Non-GAAP proforma net income	$2,935	$2,119	$7,764	$5,546

Reconciliation of GAAP basic net income per share to non-GAAP pro forma net income per share

Basic	$0.02	$0.08	$0.09	$0.23
Amortization of intangibles per share	0.03	0.02	0.08	0.02
Income tax expense per share	0.05	—	0.11	—
Cash income tax expense per share	(0.00)	—	(0.01)	—
Fair value adjustment to deferred revenue per share	0.00	—	0.01	—
Restructuring charges	0.01		0.01
Stock based compensation per share	0.05	0.03	0.15	0.08
Non-GAAP pro-forma net income per share
Basic	$0.16	$0.13	$0.44	$0.33

Reconciliation of GAAP diluted net income per share to non-GAAP pro forma net income per share
Fully diluted shares:

Common stock	17,989	16,846	17,603	16,663
Diluted stock options	1,485	2,287	1,695	2,432
Warrants	193	199	192	244
Escrow shares	277	3	278	1
Total	19,944	19,335	19,768	19,340

GAAP net income per share
Diluted	$0.02	$0.07	$0.08	$0.19
Amortization of intangibles per share	0.02	0.01	0.07	0.03
Income tax expense per share	0.05	—	0.10	—
Cash income tax expense per share	(0.00)	—	(0.00)	—
Fair value adjustment to deferred revenue per share	0.00	—	0.01	—
Restructuring charges	0.01	—	0.01	—
Stock based compensation per share	0.05	0.03	0.12	0.07
Non-GAAP pro-forma net income per share

Diluted	$0.15	$0.11	$0.39	$0.29

Reconciliation of GAAP operating income to non-GAAP pro forma operating income
GAAP operating income	$806	$673	$2,048	$1,874
Amortization of intangibles	448	176	1,322	418
Fair value adjustment to deferred revenue	32	—	105	—
Restructuring charges	242	—	242	—
Stock based compensation	917	560	2,600	1,367
Non-GAAP proforma operating income	$2,445	$1,409	$6,317	$3,659

Reconciliation of GAAP operating margin to non-GAAP pro forma operating margin
GAAP operating margin	5%	6%	4%	5%
Amortization of intangibles	3%	1%	3%	1%
Fair value adjustment to deferred revenue	0%	0%	0%	0%
Restructuring charges	1%	0%	0%	0%
Stock based compensation	5%	5%	5%	4%
Non-GAAP proforma operating margin	14%	12%	12%	10%

Website, Pros, Inc.

Consolidated Statement of Cash Flows

(in thousands)

(unaudited)

	Nine Months Ended September 30,
	2007	2006
Cash flows from operating activities
Net income	$1,576	$3,761
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,113	1,042
Stock-based compensation expense	2,600	1,367
Restructuring costs	242	—
Deferred income tax	1,875	—
Changes in operating assets and liabilities:
Accounts receivable	(13)	(1,335)
Inventories	39	51
Prepaid expenses and other assets	(2)	128
Accounts payable, accrued expenses and other liabilities	84	(942)
Deferred revenue	341	74

Net cash provided by operating activities	8,855	4,146

Cash flows from investing activities
Business acquisition, net of cash received	7,812	(20,008)
Purchase of property and equipment	(3,190)	(1,022)
Investment in intangible assets	(102)	—
Net cash provided by (used in) investing activities	4,520	(21,030)

Cash flows from financing activities
Proceeds from issuance of common stock, net	—	1,122
Payment of debt obligations	(156)	(49)
Proceeds from exercise of stock options	1,248	271
Net cash provided by financing activities	1,092	1,344

Net increase (decrease) in cash and cash equivalents	14,467	(15,540)
Cash and cash equivalents, beginning of period	42,155	55,746
Cash and cash equivalents, end of period	$56,622	$40,206

Supplemental cash flow information:
Interest paid	$13	$—
Income tax paid	$199	$—